SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                               (Amendment No. 1)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement           [ ]  Confidential, For Use of the
[ ]  Definitive Proxy Statement                 Commission Only (as permitted
[X]  Definitive Additional Materials            by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                           Baywood International, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
2)   Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
4)   Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
5)   Total fee paid:

--------------------------------------------------------------------------------
[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1)   Amount previously paid:
                                ------------------------------------------
    2)   Form, Schedule or Registration Statement No.:
                                                      --------------------
    3)   Filing Party:
                      ----------------------------------------------------
    4)   Date Filed:
                    ------------------------------------------------------

                           BAYWOOD INTERNATIONAL, INC.

September 29, 2000

Dear Stockholder:

     On behalf of the Board of Directors, it is my pleasure to invite you to attend the Annual Meeting of Stockholders of Baywood International, Inc. on November 10, 2000, at 10:00 a.m., in Scottsdale, Arizona. Information about the meeting is presented on the following pages.

     In addition to the formal items of business to be brought before the meeting, members of management will report on the Company's operations and answer stockholder questions.

     Your vote is very important. Please ensure that your shares will be represented at the meeting by completing, signing, and returning your proxy card in the envelope provided, even if you plan to attend the meeting. Sending us your proxy will not prevent you from voting in person at the meeting should you wish to do so.

                                   Sincerely,

                                   /s/ Neil Reithinger

                                   Neil Reithinger
                                   Chairman of the Board, President & C.E.O.

                           BAYWOOD INTERNATIONAL, INC.
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To our Shareholders:

     The Annual Meeting of Stockholders of Baywood International, Inc. (the "Company") will be held at the Holiday Inn Hotel & Suites, 7515 East Butherus, Scottsdale, Arizona on November 10, 2000, at 10:00 a.m. local time, for the following purposes:

1.   To elect the directors of the Company to serve for the ensuing year;

2. To approve and ratify the selection of King, Weber & Associates, P.C. as independent auditors for the Company;

3.   To  transact  any other  business  as may  properly  come before the Annual
     Meeting.

     The Board of Directors has fixed the close of business on August 4, 2000, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Shares of common stock can be voted at the Annual Meeting only if the holder is present at the Annual Meeting in person or by valid proxy.

     YOUR VOTE IS IMPORTANT. TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, YOU ARE REQUESTED TO PROMPTLY DATE, SIGN AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE.

                                   By Order of The Board of Directors,

                                   /s/ Karl H. Rullich

                                   Karl H. Rullich
                                   Secretary
Scottsdale, Arizona
September 29, 2000

                           BAYWOOD INTERNATIONAL, INC.
                                 PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Baywood International, Inc. (the "Company") for use at the Annual Meeting of Stockholders of the Company to be held at the time and place and for the purposes set forth in the foregoing Notice of Annual Meeting of Stockholders. THE ENCLOSED PROXY IS SOLICITED BY THE BOARD OF
DIRECTORS OF THE COMPANY. If not otherwise specified, all proxies received pursuant to the solicitation will be voted in FOR the nominees named below in the election of Directors and FOR the ratification of the selection of King, Weber & Associates, PC, as the Company's independent public accountants for 2000. The address of the Company's principal executive offices is 14950 North 83rd Place, Suite 1, Scottsdale, Arizona, 85260. This Proxy Statement and the form of proxy are being mailed on or about October 10, 2000 to the shareholders of record as of close of business on August 4, 2000 (the "Record Date").

                    REVOCABILITY OF PROXY AND VOTING OF PROXY

     A proxy given by a stockholder may be revoked at any time before it is exercised by giving another proxy bearing a later date, by notifying the Secretary of the Company in writing of such revocation at any time before the proxy is exercised, or by attending the meeting in person and casting a ballot. Any proxy returned to the Company will be voted in accordance with the instructions indicated thereon. If no instructions are indicated on the proxy, the proxy will be voted for the election of the nominees for Directors named herein and in favor of all other proposals described herein. Because abstentions with respect to any matter are treated as shares present or represented and entitled to vote for the purposes of determining whether that matter has been approved by the stockholders, abstentions have the same effect as negative votes. Broker non-votes and shares as to which proxy authority has been withheld with respect to any matter are not deemed to be present or represented for purposes of determining whether stockholder approval of that matter has been obtained. A broker non-vote occurs when a nominee voting holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to the item and has not received voting instructions from the beneficial owner.

     The Company knows of no reason why any of the nominees named herein would be unable to serve. In the event, however, that any nominee named should, prior to the election, become unable to serve as a director, the proxy will be voted in accordance with best judgment of the persons named therein. The Board of Directors knows of no matters, other than as described herein, that are to be presented at the meeting, but if matters other than those herein mentioned properly come before the meeting, the proxy will be voted by the persons named in a manner that such persons (in their judgment) consider to be in the best interests of the Company.

                  RECORD DATE AND VOTING SECURITIES OUTSTANDING

     Only stockholders of record at the Record Date are entitled to vote at the meeting. As of the Record Date, there were 27,126,235 shares of the Company's common stock (the "Common Stock") issued and outstanding. Each stockholder entitled to vote shall have one (1) vote for each share of Common Stock registered in such stockholder's name on the books of the Company as of the Record Date.

                          ANNUAL REPORT ON FORM 10-KSB

     The Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1999 (the "Annual Report"), which is being mailed to stockholders with this Proxy Statement, contains financial and other information about the Company but is not incorporated into this Proxy Statement and is not to be considered a part of these proxy soliciting materials or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Company will provide to each stockholder as of the Record Date, a copy of any exhibits listed in the Annual Report, upon receipt of a written request and a check for $20.00 to cover the Company's expense in furnishing such exhibits. Any such requests should be directed to the Company's Secretary at the Company's executive offices set forth in this Proxy Statement.

                                PROPOSAL NUMBER 1
                              ELECTION OF DIRECTORS

     On February 18, 1997, the Board of Directors established a Standing Nominating Committee which is to be comprised of three directors. The directors on the Standing Nominating Committee (until their successors have been elected or appointed and qualified) are: Dr. Michael Shapiro, Glen Holt and Karl Rullich. On June 2, 2000, the following persons were nominated by a quorum of the Board of Directors for directors of the Company to hold office until the 2001 Annual Meeting of Stockholders: Neil Reithinger, Karl H. Rullich, Glen Holt, Dr. Michael Shapiro, Dr. David Franey and Dr. Denise Forte-Pathroff.

     Subsequent to the June 2, 2000 nominations, Dr. Denise Forte-Pathroff and Dr. David Franey tendered their resignations from the Board of Directors of the Company, withdrawing their nominations to the Board of Directors as of August 9 and August 16, 2000, respectively. Accordingly, the following persons are nominated to serve on the Board of Directors of the Company until the 2001 Annual Meeting of Shareholders.

VOTE REQUIRED AND RECOMMENDATION

                                                           POSITION AND
NOMINEE NAME             AGE     DIRECTOR SINCE            OFFICES HELD
------------             ---     --------------            ------------
Neil Reithinger          30           1997         Chairman, President & C.E.O.

Karl H. Rullich          66           1991          Vice-President and Director

Glen Holt                70           1991                   Director

Michael Shapiro, M.D.    45           1995                   Director

     The affirmative vote of a majority of the shares of Common Stock present or represented by proxy and voting at the Annual Meeting of Stockholders is required for approval of this proposal. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR ALL OF THE NOMINEES.

     BIOGRAPHICAL INFORMATION RELATED TO DIRECTORS AND EXECUTIVE OFFICERS OF COMPANY

     Information about each nominee for director is given below.

     MR. NEIL T. REITHINGER has been the Company's Chairman of the Board, President and Chief Executive Officer since April 3, 1998 and previously served as Interim President from December 10, 1997. He was elected as a Director on

February 18, 1997. He was elected Chief Financial Officer, Secretary and Treasurer on October 28, 1996. Mr. Reithinger had been Controller of the Company since January 1994. Prior to joining the Company and from July 1992 through December 1993, Mr. Reithinger worked for Bank of America. He received a Bachelors degree in accounting from the University of Arizona in 1992 and his certification as a Certified Public Accountant in 1996.

     MR. KARL H. RULLICH has been a Director since 1991. He was appointed Vice-President on April 3, 1998 and has served as the Company's Director of International Sales since May 1996. Prior to April 19, 1996, he served as President, Chief Executive Officer and Treasurer of the Company. He worked as a Marketing Director, General Manager and Vice President for Pfizer Hospital Products Group in their international businesses and operations for over 25 years. Mr. Rullich holds a degree in economics from the Business College in Essen, Germany. He emigrated from Germany to the United States in 1956 and became a naturalized citizen in 1961.

     MR. GLEN HOLT has been a Director of the Company since 1992. As a rancher and successful breeder for over 35 years, Mr. Holt is an expert on animal health and nutrition. He is a graduate from the University of Smith Cornel. He is married to actress Annette Funicello, who is associated with the Company's Cello by Annette(TM) fragrance line it had developed prior to 1996.

     DR. MICHAEL B. SHAPIRO has been a Director of the Company since August 1995. Dr. Shapiro is an ophthalmologist at the University of Wisconsin, Madison. He has also been Chairman of Davis Duehr Eye Associates, S.C. in Wisconsin since 1994 and is currently President of Eye-Deal Ocular Safety Products. Dr. Shapiro received his degree in medicine from the Washington University in St. Louis, Missouri. He completed his internship at Mercy Hospital and Medical Center at the University of San Diego and his residency at the University of Wisconsin, Madison. Dr. Shapiro has consulted for companies such as Bausch and Lomb, Allergan and Unilens.

MEETINGS AND COMPENSATION OF THE BOARD OF DIRECTORS:

     During 1999, the Board of Directors held two (2) meetings. Five (5) out of six members attended both of the meetings, constituting a quorum. The Compensation Committee held one (1) meeting in which two-thirds of all members were present and the Nominating Committee held one (1) meeting in which two-thirds of all members were present. Three (3) meetings were held via unanimous consent. In addition to regularly scheduled meetings, a number of Directors were involved in numerous informal discussions with management, offering advice and suggestions on a broad range of corporate matters.

     Directors who are not 10% shareholders or employees of the Company ("Independent Directors") receive no compensation for serving on the Board. However, each Independent Director not residing in Arizona received reimbursement for travel-related expenses during fiscal year 1999, associated with their attendance of the Company's Annual Meeting. Those Independent Directors receiving or having received compensation were Mr. Holt, Dr. Shapiro and Dr. Forte-Pathroff (see Director Compensation Table below).

     On May 12, 1999, each Independent Director (Mr. Holt, Dr. Shapiro, Dr. Forte-Pathroff and Dr. Franey) was granted, pursuant to option agreements, options to purchase 100,000 shares of Common Stock of the Company at $0.15 per share, which option shall expire on May 12, 2009, with 50,000 options exercisable immediately and 50,000 options exercisable after one year of service on the Board of Directors.

     Following the resignations of Dr. David Franey and Dr. Denise Forte-Pathroff from the Board of Directors, the Board of Directors agreed on August 21, 2000 to extend the exercise date contained in the option agreements entered into with Dr. Forte-Pathroff and Dr. Franey. The exercise or expiration dates in the option agreements of Drs. Franey and Forte-Pathroff, which required that the options be exercised within sixty (60) days following a Director's resignation, were amended to provide that the options may be exercised anytime prior to that date which is two (2) years following the Director's resignation. This amendment was made based upon the services provided by the Directors to the Company during their term of office.

AUDIT COMMITTEE AND COMPENSATION COMMITTEE.

     On August 29, 1996, the Board of Directors established an Audit Committee and a Compensation Committee. The directors currently serving on these committees, until their successors have been elected or appointed and qualified are:

            AUDIT COMMITTEE                COMPENSATION COMMITTEE
            ---------------                ----------------------
            Neil Reithinger                  Neil Reithinger
            Karl H. Rullich                  Dr. Michael Shapiro
            Glen Holt                        Glen Holt

     The Audit Committee's duty is to recommend for approval by the Board of Directors a firm of certified public accountants whose duty it is to audit the financial statements of the Company for the fiscal year in which they are appointed, monitor the effectiveness of the audit effort, and to evaluate the Company's internal financial and accounting organization and controls and financial reporting. The Audit Committee met on August 13, 1999 when the Company's auditors presented and discussed the Audit Committee Report for the year ended December 31, 1998. On June 2, 2000, the Board of Directors recommended the ratification of the appointment of the accounting firm of King, Weber & Associates, P.C. of Tempe, Arizona to audit the Company's financial statements for the Company's fiscal year ended December 31, 1999 and appointed King, Weber & Associates, P.C. as its auditors for the fiscal year ending December 31, 2000.

     The Compensation Committee's duties include administering grants under stock option plans, reviewing and approving salaries and other matters relating to compensation of the executive officers of the Company. On May 12, 1999, the Board of Directors granted certain options to outside directors which are described herein and adopted an amendment to increase the total number of shares available under the Company's 1998 Non-Employee Director Stock Option Plan which was approved by the shareholders at the Company's 1999 Annual Meeting of Stockholders. On May 13, 1999, the Board of Directors acted by unanimous written consent in lieu of a meeting to grant certain options to key employees which are described herein and adopt amendments, which were approved by the shareholders at the Company's 1999 Annual Meeting of Stockholders, to the Company's 1996 Incentive Stock Option Plan.

     Following the resignations of Dr. David Franey and Dr. Denise Forte-Pathroff from the Board of Directors, the Board of Directors agreed on August 21, 2000 to extend the exercise date contained in the option agreements entered into with Dr. Forte-Pathroff and Dr. Franey. The exercise or expiration dates in the option agreements of Drs. Franey and Forte-Pathroff which required that the options be exercised within sixty (60) days following a Director's resignation were amended to provide that the options may be exercised anytime prior to that date which is two (2) years following the Director's resignation. This amendment was made based upon the services provided by the Directors to the Company during their term of office.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth, as of March 24, 2000, the number and percentage of outstanding shares of Company Common Stock beneficially owned by each person known by the Company to beneficially own more than 5% of such stock by each Director and Named Executive Officer of the Company and by all directors and executive officers of the Company as a group. The percentage of beneficial ownership is based on 25,941,259 shares outstanding on March 24, 2000, plus, for each person or group, any securities that person or group has a right to acquire within sixty (60) days thereof, pursuant to options, warrants, conversions, privileges or other rights. Unless otherwise indicated, the following persons or groups have sole voting and investment power with respect to the number of shares set forth opposite their names:

NAME AND ADDRESS                        AMOUNT AND NATURE OF          PERCENT
OF BENEFICIAL OWNER                     BENEFICIAL OWNERSHIP          OF CLASS
-------------------                     --------------------          --------
Francis Choi (1)
Honk Kong, China                             7,301,587                  25.8%

Linda Lee (2)
Honk Kong, China                             1,466,147                   5.2%

Neil Reithinger (3)(10)
Scottsdale, Arizona                          1,644,900                   5.8%

Karl H. Rullich (5)(10)
Scottsdale, Arizona                            955,000                   3.4%

Glen Holt (6) (10)
Encino, California                             437,500                   1.5%

Dr. Michael Shapiro (7)(10)
Madison, Wisconsin                             322,500                   1.1%

Dr. Denise Forte-Pathroff (8)(10)(11)
Bismark, North Dakota                          170,500                    (4)

Dr. David M. Franey (9)(10)(12)
Scottsdale, Arizona                            164,500                    (4)

All Officers and Directors
 as a Group (Six Persons) (13)               3,694,900                  13.1%

----------
(1) Mr. Choi is a citizen of Hong Kong, China. Mr. Choi holds 7,301,587 common shares.

(2) Ms. Lee is a citizen of Hong Kong, China. Ms. Lee holds 1,466,147 common shares.

(3) Mr. Reithinger is the Company's Chairman of the Board, President and Chief Executive Officer. He holds 124,900 common shares, an option, granted January 29, 1997, which expires January 29, 2007 to purchase 20,000 common shares at $0.42 per share and an option, granted February 26, 1998, which expires February 26, 2008 to purchase 100,000 common shares at $0.13 per share and granted May 13, 1999, which expires May 13, 2009 to purchase 1,400,000 common shares at $0.15 per share with vesting schedules as set forth in "Item 12 - Certain Relationships and Related Transactions". Members of Mr. Reithinger's immediate family hold approximately an additional 325,000 common shares for which Mr. Reithinger disclaims all beneficial interest and control.

(4)  Less than one percent

(5) Mr. Rullich is Vice-President, Secretary and a Director of the Company. Mr. Rullich beneficially owns 780,000 shares, 505,000 shares of which are owned in joint tenancy with his wife, Florence Rullich. He also holds an option, granted January 29, 1997, which expires January 29, 2007, to purchase 25,000 common shares at $0.42 per share and an option, granted May 13, 1999, which expires May 13, 2009 to purchase 150,000 common shares at $0.15 per share.

(6) Mr. Holt directly owns 125,000 common shares. He also beneficially owns 150,000 common shares held by his wife, Annette Funicello. He holds an option, granted July 7, 1998, which expires July 7, 2008, to purchase 62,500 common shares at $0.06 per share and an option granted on May 12, 1999, which expires May 12, 2009 to purchase 100,000 common shares at $0.15 per share.

(7) Dr. Shapiro directly owns 160,000 common shares. He holds an option granted July 7, 1998, which expires July 7, 2008, to purchase 62,500 common shares at $0.06 per share and an option granted on May 12, 1999, which expires May 12, 2009 to purchase 100,000 common shares at $0.15 per share.

(8) Dr. Forte-Pathroff directly owns 8,000 common shares. She holds an option granted July 7, 1998, which expires July 7, 2008, to purchase 62,500 common shares at $0.06 per share and an option granted on May 12, 1999, which expires May 12, 2009 to purchase 100,000 common shares at $0.15 per share.

(9) Dr. Franey directly owns 2,000 common shares. He holds an option granted July 7, 1998, which expires July 7, 2008, to purchase 62,500 common shares at $0.06 per share and an option granted May 12, 1999, which expires May 12, 2009, to purchase 100,000 common shares at $0.15 per share.

(10) Director

(11) Resigned from the Board of Directors on August 9, 2000.

(12) Resigned from the Board of Directors on August 16, 2000.

(13) This figure includes shares beneficially owned by Dr. Forte-Pathroff and Dr. Franey, members of the Board of Directors who resigned effective as of August 9, 2000 and August 16, 2000, respectively.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     Summary compensation information for Mr. Neil Reithinger, the Company's Chief Executive Officer and President for the year ended December 31, 1999 (the only "named executive officer" within the meaning of Regulation S-B, Item 402(a)(2) Instruction (1)), is as follows:

                                                  OTHER                                                ALL
  NAME AND                                       ANNUAL     RESTRICTED     SECURITIES                  OTHER
 PRINCIPAL                                       COMPEN-      STOCK        UNDERLYING       LTIP       COMPEN
  POSITION       YEAR   SALARY($)    BONUS($)   SATION($)    AWARDS($)   OPTIONS/SARS(#)  PAYOUTS($)  -SATION($)
  --------       ----   ---------    --------   ---------    ---------   ---------------  ----------  ----------
Neil Reithinger   99      15,000       -0-         -0-          -0-         2,500,000        -0-         -0-
 C.E.O. and       98      57,000       -0-         -0-          -0-           100,000        -0-         -0-
 President        97         -0-       -0-         -0-          -0-               -0-        -0-         -0-

     On May 13, 1999, the Board of Directors granted Neil Reithinger, the Company's Chief Executive Officer, options to purchase 2,500,000 shares of Common Stock at $0.15 per share which expire May 13, 2009. The stock options granted to Mr. Reithinger under the Company's 1996 Incentive Stock Option Plan options are tied to the performance of the Company through increased revenues and to the performance of the Company's stock. The May 13, 1999 stock options provide that 300,000 shares are exercisable immediately, 350,000 shares are exercisable when revenues reach $3.0 million annually, 350,000 shares are exercisable when the market price of the Company's Common Stock reaches $1.00, 400,000 shares exercisable when revenues reach $5.0 million annually, options to purchase 500,000 shares are exercisable when Company revenues reach $10.0 million annually and 600,000 shares are exercisable when Company revenues reach $15.0 million annually.

     On May 13, 1999, the Board of Directors granted Karl Rullich options to purchase 500,000 shares of Common Stock at $0.15 per share which expire May 13, 2009, with 150,000 shares exercisable immediately, 150,000 shares are exercisable after one year of service and 200,000 shares are exercisable after two years of service.

          OPTION GRANTS TO NAMED EXECUTIVE OFFICERS IN 1999 FISCAL YEAR

     The following table sets forth stock options granted to Named Executive Officers in 1999:

                        NUMBER OF          PERCENT OF TOTAL
                  SECURITIES UNDERLYING   OPTIONS GRANTED TO     EXERCISE OR
NAME               OPTIONS GRANTED (#)    EMPLOYEES IN 1999    BASE PRICE($/SH)   EXPIRATION DATE
----               -------------------    -----------------    ----------------   ---------------
Neil Reithinger       2,500,000 (1)              67%                $0.15             5/13/09

----------
(1) See Executive Compensation, above, for a description of the stock options granted to Mr. Reithinger on May 13, 1999.

     Except as set forth above, no stock appreciation rights (SARs) or options were granted during the 1999 fiscal year to any of the Named Executive Officers.

DIRECTOR COMPENSATION TABLE

                             ANNUAL                                                 NUMBER OF SECURITIES
                            RETAINER    MEETING       CONSULTING        NUMBER OF        UNDERLYING
  NAME                      FEES($)     FEES($)    FEES/OTHER FEES($)   SHARES(#)      OPTIONS/SARS(#)
  ----                      --------   --------   -------------------  ----------     ---------------
Neil Reithinger                -0-         -0-            -0-              -0-            2,500,000
Karl Rullich                   -0-         -0-            -0-              -0-              500,000
Glen Holt                      -0-       1,000            -0-              -0-              100,000
Dr. Michael Shapiro            -0-       1,000            -0-              -0-              100,000
Dr. Denise Forte-Pathroff      -0-       1,000            -0-              -0-              100,000
Dr. David Franey               -0-         -0-            -0-              -0-              100,000

----------
(1) Each Independent Director not residing in Arizona (Mr. Holt, Dr. Shapiro and Dr. Forte-Pathroff) each received reimbursement for travel related expenses during fiscal year 1999 associated with their attendance at the Company's Annual Meeting.

(2) The vesting of these options is set forth in more detail in Executive Compensation and in Meetings and Compensation of the Board of Directors.

(3) Following the resignations of Dr. David Franey and Dr. Denise Forte-Pathroff from the Board of Directors, the Board of Directors agreed on August 21, 2000 to extend the exercise date contained in the option agreements entered into with Dr. Forte-Pathroff and Dr. Franey. The exercise or expiration dates in the option agreements of Drs. Franey and Forte-Pathroff which required that the options be exercised within sixty
     (60) days following a Director's resignation were amended to provide that the options may be exercised anytime prior to that date which is two (2) years following the Director's resignation. This amendment was made based upon the services provided by the Directors to the Company during their term of office.

EMPLOYMENT CONTRACTS

     There are currently no employment contracts, severance or change-in-control agreements with any of the Named Executive Officers of the Company.

                                PROPOSAL NUMBER 2
     RATIFICATION OF APPOINTMENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     The Company, on January 4, 1996, engaged King, Weber & Associates, P.C. ("King, Weber") of Tempe, Arizona as its principal accountant to audit the Company's financial statements beginning with the Company's fiscal year ended December 31, 1995. King, Weber audited the Company's financial statements for the fiscal years ending December 31, 1995, 1996, 1997, 1998 and 1999 and the Board of Directors has appointed King, Weber to audit the Company's financial statements for the fiscal year ended December 31, 2000. It is not anticipated that a representative of King, Weber will be present at the Annual Meeting of Stockholders to respond to questions or to make a statement.

VOTE REQUIRED AND RECOMMENDATION

     The affirmative vote of a majority of the shares of common stock present or represented by proxy and voting at the Annual Meeting of Stockholders is required for approval of this proposal. THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR RATIFICATION OF THE BOARD OF DIRECTOR'S APPOINTMENT OF KING, WEBER & ASSOCIATES, P.C. as the Company's independent certified public accountants for the fiscal years ending December 31, 1999 and 2000.

                         STOCKHOLDER PROPOSALS FOR 2001
                       AND NOMINEES TO BOARD OF DIRECTORS

     Proposals of stockholders intended to be presented at the Company's 2001 Annual Meeting of Stockholders must be received by the Company by no later than November 10, 2000.

     The Standing Nominating Committee of the Board of Directors will consider nominees to the Board of Directors recommended by stockholders. To have a nominee considered by the Standing Nominating Committee for the 2001 Annual Meeting of the Company, stockholders must provide the Standing Nominating Committee with the name of the nominee proposed by the Stockholder, together with a resume of the proposed nominee setting forth the nominee's qualifications to serve as a Director for the Company, on or before November 10, 2000.

                                  OTHER MATTERS

     The cost of soliciting proxies will be borne by the Company and will consist primarily of printing, postage and handling, including the expenses of brokerage houses, custodians, nominees, and fiduciaries in forwarding documents to beneficial owners. Solicitations also may be made by the Company's officers, directors, or employees, personally or by telephone.

Scottsdale, Arizona
September 29, 2000

                                BAYWOOD INTERNATIONAL, INC.

                                /s/ Neil Reithinger

                                Neil Reithinger
                                Chairman of the Board, Chief Executive
                                Officer and President

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

BAYWOOD INTERNATIONAL, INC. ANNUAL MEETING TO BE HELD ON 11/10/00 FOR HOLDERS AS OF 08/04/00

CUSIP: 073260101

THE UNDERSIGNED HEREBY APPOINTS NEIL T. REITHINGER AND KARL H. RULLICH AS PROXIES, EACH WITH THE POWER TO APPOINT HIS OR HER SUBSTITUTE, AND HEREBY AUTHORIZES THEM TO REPRESENT AND TO VOTE, AS DESIGNATED, ALL OF THE SHARES OF COMMON STOCK OF BAYWOOD INTERNATIONAL, INC. HELD BY THE UNDERSIGNED ON AUGUST 4, 2000, AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 10, 2000 AT 10:00 A.M. AT THE HOLIDAY INN HOTEL & SUITES, 7515 EAST BUTHERUS, SCOTTSDALE, ARIZONA OR ANY ADJOURNMENT THEREOF. IF NO INSTRUCTIONS ARE INDICATED ON THE PROXY, THE PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTORS NAMED HEREIN AND IN FAVOR OF ALL PROPOSALS DESCRIBED HEREIN.

PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE:  [X]

DIRECTORS                                    DIRECTORS
---------                                    ---------
                                             (MARK X FOR  ONLY  ONE BOX - IF NOT
                                             SPECIFIED,  WILL BE  VOTED  FOR ALL
                                             NOMINEES)

1.  DIRECTORS RECOMMEND: A VOTE FOR          [ ] FOR ALL NOMINEES
    ELECTION OF THE FOLLOWING DIRECTORS:
    01-NEIL REITHINGER, 02-KARL RULLICH      [ ] WITHHOLD ALL NOMINEES
    03-GLEN HOLT, 04-DR. MICHAEL SHAPIRO
                                             [ ] WITHHOLD AUTHORITY TO VOTE FOR
                                                 ANY INDIVIDUAL NOMINEE. WRITE
                                                 NUMBER(S) OF NOMINEE(S) BELOW.

                                             USE NUMBER ONLY

                                             ---------------

                                      DIRECTORS
PROPOSAL(S)                          RECOMMENDED       FOR    AGAINST    ABSTAIN
-----------                          -----------       ---    -------    -------
2.  RATIFICATION OF KING, WEBER &       FOR            [ ]      [ ]        [ ]
    ASSOCIATES, P.C. AS INDEPENDENT
    AUDITORS AS DESCRIBED IN THE
    PROXY STATEMENT.

3.  AUTHORITY TO VOTE ON ANY            FOR            [ ]      [ ]        [ ]
    BUSINESS THAT MAY PROPERLY
    COME BEFORE THE MEETING.


--------------------------------------------------------------   ---------------
SIGNATURE(S)                                                     DATE

NOTE: PLEASE SIGN EXACTLY AS NAME APPEARS ON YOUR STOCK CERTIFICATE. JOINT OWNERS SHOULD EACH SIGN. WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.